Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bitwise Ethereum ETF (the “Trust”) on Form 10-Q for the period ending June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Fusaro, the Principal Operating Officer of Bitwise Investment Advisers, LLC, Sponsor of the Trust, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: August 8, 2024	By	/s/ Paul Fusaro
	Name:	Paul Fusaro*
	Title:	Principal Operating Officer (Principal Financial and Accounting Officer)

* The registrant is a trust and the persons are signing in their capacities as officers of Bitwise Investment Advisers, LLC, the Sponsor of the registrant.